UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2013

JAMMIN JAVA CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-52161 (Commission File Number)	264204714 (IRS Employer Identification No.)

4730 Tejon St., Denver, Colorado 80211
(Address of principal executive offices and Zip Code)

8200 Wilshire Blvd, Suite 200 Beverly Hills, CA 90211
(Address of former principal executive offices and Zip Code)

323-556-0746
Registrant's telephone number, including area code:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - OTHER EVENTS

Item 8.01       Other Events

On August 28, 2013, Shane Whittle, our former president and director, filed a lawsuit against us, Rohan Marley, our Chairman, Hope Road Merchandising, LLC, and other parties in the Superior Court of the State of California, County of Los Angeles.  The lawsuit alleged breach of contract, fraud/conspiracy, breach of fiduciary duty, and unfair business practices.  Shane Whittle sought damages exceeding $600,000.  We believed these claims to be unfounded and hired counsel to defend our interests, and Shane Whittle dismissed the lawsuit in its entirety on November 21, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Jammin Java Corp.

Date: November 26, 2013	By:	/s/ Anh Tran
Anh Tran
President